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                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 5th day of September 1997, between GCS Realty Co., Inc. d/b/a Royal Realty, 55 East Grassy Spring Road, Yonkers, New York 10710,party of the first part, hereinafter referred to as OWNER, and Educational Video Conferencing, Inc. 325 Mile Square Road, Yonkers, New York 10701, party of the second part, hereinafter referred to as TENANT,

Witnesseth:     Owner hereby leases to Tenant and Tenant hereby hires from Owner in the building known as 35 East Grassy Sprain, Road in the Borough of Yonkers, State of New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of September nineteen hundred and ninety seven, and to end on the
day of                                      and
both dates inclusive, at an annual rental rate of

                                See Rent Schedule

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and due public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:      1.  Tenant  shall pay the rent as above and as  hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for general office use and for no other purpose.


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Tenant                     3.  Tenant  shall  make  no  changes  in  or  to  the
Alterations:               demised    premises  of  any  nature  without Owner's
                           prior written consent. Subject to the prior  written
consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installments or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will
cause  Tenant's   contractors  and   sub-contractors  to  carry  such  workman's
compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant' s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance                4. Tenant shall, throughout the term of this lease,
and                        take good care of the demised premises and the
Repairs:                   fixtures and appurtenances therein. Tenant shall be
                           responsible for all damage or injury to the demised

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premises or any other part of the building and the systems and equipment hereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or e facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. *Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant' s sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window                     5. Tenant will not  clean nor require, permit, suffer
Cleaning:                  or allow any  window  in  the demised premises to  be
                           cleaned from the outside  in violation of Section 202
of the Labor Law or  any  other applicable  law or of the Rules of the Board  of
--------
* In order to enable the air-condition system to function properly Tenant shall keep all windows closed and shall lower and close window covering when necessary because of the of the sun's position. Tenant shall comply with all regulations and requirements Landlord may establish for the functioning and protection of the HVAC system.

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Requirements                  6. Prior to the commencement of the lease term, if
of Law,                       Tenant  is   then  in   possession,  and  at  all
Fire Insurance,               thereafter, Tenant,  at  Tenant's  sole  cost and
Floor Loads:                  expense,   shall  promptly comply with all present
                              and  future  laws, orders  and regulations  of all
state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions

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of this article and if by reason of such failure the fire  insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:             7. This lease is subject and subordinate to all
                           ground  or  underlying  leases  and  to  all
mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss              8. Owner  or  its agents shall  not be liable for any
Damage, Reimbursement      damage   to   property   of  Tenant   or   of  others
Indemnity:                 entrusted to  employees of the building, nor for loss
                           of or  damage  to  any property of Tenant by theft or
otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any, windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain

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thereby  and Tenant  shall not be  entitled  to any  compensation  therefor  nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,                9. (a)   If   the   demised  premises  or  any  part
Fire and Other              thereof   shall   be   damaged   by  fire  or  other
Casualty:                   casualty,   Tenant   shall   give  immediate  notice
                            thereof  to  Owner  and this lease shall continue in
full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly, unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b)above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall [Rider to be added if necessary] not be more than 60 days after the giving of such notice, and upon

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the date  specified  in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory, and moveable equipment, furniture, and other property. Tenant's liability or rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.
                                       -7-

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Eminent                    10.  If   the  whole  or  any  part  of  the  demised
Domain:                    premises  shall be acquired or condemned  by  Eminent
                           Domain  for  any   public  or  quasi  public  use  or
purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,                11. Tenant,  for  itself, its  heirs,  distributees,
Mortgage,                  executors,  administrators,  legal  representative,
Etc.:                      successor and  assigns, expressly  covenants that it
                           shall  not   assign,  mortgage  or  encumber  this
agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric                   12. Rates and conditions in respect  to  submetering
Current:                   or  rent  inclusion, as the case may be, to be added
                           in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to                  13.  Owner  or  Owner's agents  shall have  the right
Premises:                  (but shall  not be obligated)  to  enter the demised
                           premises in any emergency at any time, and, at other
reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,                     14. No  Vaults, vault  space or area, whether or not
Vault Space,               enclosed or covered, not within the property line of
Area:                      the building is leased hereunder, anything contained
                           in or indicated on any sketch, blue print or plan,
or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:                 15. Tenant will not at any time  use or occupy the
                           demised premises in violation of the certificate of
occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:                16. (a)  Anything  elsewhere  in this lease to the
                           contrary  notwithstanding,  this lease may be can-
celled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
                           (b) it is stipulated and agreed that in the event of
the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re- letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under {}235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events an Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of                18. In case  of any  such  default, re-entry, expira-
Owner and                  tion  and/or  dispossess  by  summary proceedings or

Waiver of                  otherwise, (a) the rent shall become due thereupon
Redemption:                and be paid up to the time of such re-entry,
                           dispossess and/or expiration, (b) Owner may re-let
the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of is lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and                   19. If Tenant  shall default in the  observance or
Expenses:                  performance  of  any  term or covenant on Tenant's
                           part  to be observed or performed under or by virtue
of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or recurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building                   20. Owner shall have the right at any time without
Alterations                the  same  constituting  an  eviction  and without
Management:                incurring  liability to  Tenant  therefor to change
                           the arrangement and/or location of public entrances,
passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-                  21. Neither  Owner  nor  Owner's  agents have made
sentations                 any representations or promises with respect to the
by Owner:                  physical  condition of the  building,  the land upon
                           which  it is  erected or the  demised premises, the
rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of                     22. Upon the expiration or other termination of the
Term:                      term of this lease, Tenant shall quit and surrender
                           to Owner the demised premises, broom clean, in good
order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet                      23.  Owner  covenants  and  agrees  with  Tenant that
Enjoyment:                 upon  Tenant  paying the rent and additional rent and
                           observing  and  performing  all the terms, covenants
and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure                    24. If  Owner is  unable  to  give  possession of the
to Give                    demised  premises  on  the  date  of the commencement
Possession:                of  the   term  hereof,  because  of the holding-over
                           or   retention   of   possession   of   any   tenant,
undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

No Waiver:                 25. The  failure  of Owner to seek redress for viola-
                           tion of, or to insist upon  the strict performance of
any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of                  26.  It  is  mutually agreed by and between Owner and
Trial by                   Tenant   that the respective parties hereto shall and
Jury:                      they  hereby  do  waive  trial  by jury in any action
                           proceeding  or counterclaim brought by either of  the
parties  hereto  against   the   other   (except   for   personal   injury   or
property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to               27.  This  Lease  and the obligation of Tenant to pay
Perform:                   rent   hereunder  and    perform  all  of  the  other
                           covenants and agreements hereunder on part of Tenant
to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and                  28.  Except  as otherwise  in  this lease provided, a
Notices:                   bill,  statement, notice or communication which Owner
                           may desire  or  be required to give to Tenant, shall
be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the [Rider to be added if necessary] building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services                   29.  As  long  as Tenant is  not in default under any
Provided by                of  the covenants of this lease beyond the applicable
Owners:                    grace  period  provided  in this lease for the curing
                           of such defaults, Owner shall provide: (a) necessary
elevator  facilities  on  business  days  from  8 a.m.  to  6 p.m.  and  have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.;
(c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. [RIDER to be added in respect to rates and conditions for such additional service;] (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually Operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:                  30.   The Captions are inserted only  as  a matter of
                           convenience  and  for reference and in no way define,
limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:               31. The  term  "office", or  "offices", wherever used
                           in  this  lease,  shall  not  be  construed  to  mean
premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent                   32.  If  an  excavation  shall  be  made  upon  land
Excavation-                adjacent to  the demised premises, or shall be autho-
Shoring:                   rized  to be  made, Tenant shall afford to the person
                           causing  or  authorized  to  cause  such  excavation,
license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and                  33.  Tenant   and  Tenant's    servants,   employees,
Regulations:               agents,  visitors, and licensees shall observe faith-
                           fully, and  comply strictly with, the Rules and Regu-
lations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:                  34. Tenant  has  deposited  with  Owner  the sum  of
                           $                      as  security for  the faithful
                           performance  and  observance  by Tenant of the terms,
provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to [Space to be filled in or deleted] a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel                   35. Tenant, at any time,  and from time to time, upon
Certificate:               at  least  10   days' prior  notice  by  Owner, shall
                           execute,  acknowledge  and  deliver  to Owner, and/or
to   any  other   person, firm  or  corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors                 36. The  covenants,  conditions  and  agreements con-
and Assigns:               tained   in  this  lease  shall bind and inure to the
                           benefit of  Owner and   Tenant  and  their respective
heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

    [Space to be filled in or deleted.]



In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



Witness for Owner:



---------------------------------------


Witness for Tenant:



---------------------------------------

                                ACKNOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,                  ss.:
County of


     On this         day of         , 19    ,
before me personally came                      ,
to me known, who being by me duly sworn, did depose and say that
he resides in                                                  ;
that he is the                  of
the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                              ---------------------------------

CORPORATE TENANT
STATE OF NEW YORK,                  ss.:
County of


     On this         day of         , 19    ,
before me personally came                      ,
to me known, who being by me duly sworn, did depose and say that
he resides in                                                  ;
that he is the                  of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                              ---------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,         ss.:
County of

     On this           day of            , 19      ,
before me personally came
to be known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument
and acknowledged to me that                        he
executed the same.


                              ---------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,         ss.:
County of

     On this           day of            , 19      ,
before me personally came
to be known and known to me to be the individual
described in and who, as TENANT, executed the foregoing
instrument and acknowledged to me that                        he
executed the same.


                              ---------------------------------

                     RIDER TO LEASE DATED September 5th 1997
                                 BY AND BETWEEN
           GCS REALTY CO.,INC. d/b/a ROYAL REALTY COMPANY, as Landlord

                                       and
                 EDUCATIONAL VIDEO CONFERENCING, Inc., as Tenant
                PREMISES: 35 E. Grassy Sprain Road, Yonkers, N.Y.


         37. If the provisions of this Rider conflict in any way with the provisions of the printed form lease to which this Rider is attached, the provisions of this Rider shall control.

         38. This Lease constitutes the entire agreement between the parties and any all prior understanding, representations, agreement and contracts, written or oral, are merged herein, and no statement, representation, claim or warranty not set forth herein shall be binding upon the party against whom the same may be asserted.

         39. The Tenant expressly covenant, represent, warrant and agree that it shall use and occupy the demised premises for the express and limited uses in this Lease specifically specified only and for no other use or purpose. The Tenants make this covenant, warranty, representation and agreement knowing that the Landlord is entering into this Lease in reliance thereon that such covenant, warranty, representation and agreement is the essence of this agreement. In the event of a breach or threatened breach by Tenants or anyone claiming under it of this article, Landlord shall have the right of injunction and the right to invoke any and all remedies under this lease and any remedies allowed at law or equity by reason of such breach or threatened breach by Tenants.

         40. The Tenant agrees to pay as rent in addition to the rent set forth heretofore and hereafter in this lease, the following:

                  In the event there should be any increase in the amount of real property taxes payable by the Landlord to any municipal government having power to tax said premises, or any special assessments, on the entire premise during any tax year commencing during any lease year of the term of this lease, over the tax payable in the base year, the Tenant shall pay as additional rent, a proportionate share of the amount of such increase, if any, during each lease year of the term of this lease. Such additional rent shall be payable to the Landlord within Thirty (30) days after demand by the Landlord. The term "Base tax year" shall mean fiscal tax year 1997/98 for taxes payable on a fiscal year basis, or calendar year 1997 for those payable on a calendar year basis. Tax increases for the last year of this lease, shall be apportioned. The term "A proportionate share of the amount of increase" for the purposes of this paragraph shall mean such part of the increase obtained by multiplying the increase by a fraction of which the numerator shall be the area in square feet of the office space leased by Tenant, and the denominator shall be the area in square feet of all rentable space in existence in the entire premises, including Tenant's space, during the lease year in question. Basement space shall not be included in the aforesaid computation. For the purpose of this paragraph, the % shall be 1.80%.

                  If landlord elects to add on to the building, the calculation determining Tenant rent tax percentage in paragraph 40 shall be adjusted accordingly to reflect the increase in the total square footage of the building.

                  In event of a reduction in real estate taxes applicable to the period tenant is in occupancy and Tenant has paid its proportionate share of taxes as provided herein Tenant shall be entitled to a rent tax rebate proportionate to the percentage of space occupied by Tenant in the building during said period less Tenant's proportionate share of legal fees, appraisals, administrative expense and other costs and disbursements attributable to the tax reduction. Said rebate shall be paid in a timely manner.

          41. Tenant shall keep the premises in good, clean condition including its use of the bathroom facilities. Tenant shall be responsible for and shall, at its sole cost and expense, make all needed replacement of cracked or broken glass, windows and doors, floor covering and hung ceiling for damages caused by tenant. At the expiration of this lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and loss by fire or other casualty excepted and shall surrender all keys for the Premises to Landlord and shall inform Landlord of all combinations of door locks which lead to and from the demised premises. Upon moveout by Tenant, should the Premises require any repairs which are the responsibility of Tenant hereunder, Landlord shall have the right to make such repair at Tenant's sole cost.

          42. Intentionally Deleted.

          43. The common area plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind or grease or any materials containing grease, shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

          44. Electric Current: Electricity is included in rent.

               General Conditions

               1. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements.

               2. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to Tenant's floor(s) or space (if less than an entire floor) or the capacity of the risers or wiring installation in the building. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters, personal computers, video conferencing equipment, photocopy machines, other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant but subject to the prior written approval of Landlord in each instance, will be installed by Landlord, at Tenant's sole cost and expense, if the same are reasonably deemed necessary by Landlord and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.

         45. Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the premises are contained and to building adjoining the same. Landlord also reserves the right to construct other buildings or improvements on the subject premises from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same, provided the use and occupancy of the demised premises are not substantially impaired.

          46. Tenant covenants to provide and keep in force during the term of this lease for the benefit of Landlord and Tenant general liability policies of insurance in standard form, protecting the Landlord against any liability whatsoever, occasioned by and acts, or omissions of the Tenant, its agents, representatives, or employees on or about the demised premises or any appurtenances thereto. Such policies are to be written by good and solvent insurance companies, satisfactory to Landlord in the amount of TWO MILLION
($2,000,000) DOLLARS for each occurrence and naming the Landlord as an additional insured. Said policy shall provide for 20 days notice of cancellation to Landlord. Additionally, Tenant hereby agrees to waive any right of which it may have against the Landlord, and Tenant agrees to obtain said provision in its insurance policy herein. A certificate of all such insurance shall be delivered to the Landlord when procured. In case of default by the Tenants in having such policies of insurance issued, Landlord may cause said policies to be issued at the expense of the Tenant. On default by the Tenant of the payment of any of the premiums on such policies when payment thereof shall be due and payable, or shall be demanded by the Landlord whether said insurance is procured by Landlord or by Tenant, Landlord may thereupon pay them and Tenant agrees on demand to repay to the Landlord the monies so paid, together with interest thereon at the rate of nine (9) percent per annum, from the date or dates of payment, by Landlord, and upon the failure so to pay upon such demand, the sum or sums so paid by Landlord with interest thereon at the rate of nine (9) percent per annum and all costs and charges including attorney's fees and other expenses shall be and are hereby declared to be rent payable on the rent day next ensuing or at the option of the Landlord on any subsequent rent day, and shall be collected as additional rent in the same manner and with the same remedies as if it had been originally reserved hereunder.

         47. Tenant shall not, without Landlord's prior written consent, keep anything within the premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the premises or other part of the shopping center. Tenant shall pay as additional rental, upon demand of Landlord, any such increased premium cost due to Tenant's use or occupation of the premises. All property, including the property of others, kept, stored, or maintained within the premises by Tenant shall be at the Tenant's sole risk. Notwithstanding the above, in no event shall tenant be permitted to store property of others at the demised premises for any reason.

         48. The Landlord has not conveyed to the Tenant any rights in or to the outer side of the outside walls of the building of which the demised premises form a part, and the Tenant shall not display or erect any lettering, signs, advertising, awnings or other projections or do any borings or cuttings, stringing of wires or make any alterations, declarations, additions or improvements in or to the outside of the demised premises, including the windows, or in or to the building of which they form a part, without the prior written consent of the Landlord.

         49. Tenant shall procure, at its sole expense, any permits and licenses and pay all fees required for the transaction of business in the Premises and otherwise comply with all local, state, federal and applicable laws, ordinances and governmental regulations, and pay all fines imposed for any violations.

          50. The Tenant shall indemnify and hold harmless the Landlord from any and all liability, damage, expense, cause of action, suits, claims, penalties or judgments arising from injury to person or property or from loss of life or property sustained by anyone whomsoever in and about said demised premises, or any part thereof, or in or upon adjacent property or adjoining sidewalks and streets of any and every nature and from any matter or thing growing out of the alteration or repair of tenant's demised premises in the building now or at any time hereafter, or any part thereof, and/or arising from any act or acts or omission or omissions of the tenant or its use or occupation of the said demised premises. The Tenant shall, at its own cost and expense, defend any and all suits or actions which may be brought against the Landlord or in which the Landlord may be impleaded with others upon any such above mentioned matter, claim or claims and in the event of the failure of the Tenants so to do, the Landlord (at its option, but without being obliged to do so) may at the cost and expense of the tenants and upon proper written notice to the tenants defend any and all such suits or actions and the Tenants shall satisfy, pay and discharge any and all judgments that may be brought against the Landlord or in which the Landlord may be impleaded with others and in the event of failure of the tenants to pay the amount or amounts for which the Landlord shall become liable, as aforesaid, the Landlord may pay the same and the amount or amounts so paid with interest thereon, shall become due and payable by the Tenants as additional rent with the next installment of rent which shall become due under this lease.

          51. Landlord reserves the right to review and revise any insurance coverage required to be supplied by the Tenant pursuant to this Lease, with regard to the option period herein, provided such revised insurance limits are consistent with insurance being requested at that time from other tenants in the office building.

          52. Landlord herewith represents that it presently has, and will maintain in effect, a general liability insurance policy or policies with coverage for bodily injury and property damage in the minimum amount of Two Million ($2,000,000.00) Dollars, combined single limit. In the event of a claim by Tenant against Landlord for any liability within the coverage of said policy or policies, Tenant agrees that Landlord's liability shall be limited to recovery out of the proceeds of said insurance policy or policies.

          53. Except as herein provided, Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien upon the reversion of Landlord, the premises herein demised or the building or improvement of which said premises are a part. If any mechanics or other lien or order for payment of money or any notice of intention to file a lien shall be filed against the demised premises, or the building or improvement of which said premises form a part, by reason of or arising out of any labor or material furnished or alleged to have been furnished, or to be furnished to or for the demised premises or any occupant thereof or for or by reason of any change, alteration or the cost or expense thereof, or any contract relating thereto, or against the interest of Landlord, Tenant at Landlord's direction shall cause the same to be cancelled and discharged of record by bond or otherwise as allowed by law at the expense of Tenant within ten (10) days after notice thereof; and Tenant shall also defend on behalf of Landlord, at Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of such lien, liens, or orders, and Tenant will pay any damage and satisfy and discharge any judgment entered thereon and save harmless Landlord from any claim or damage resulting therefrom.

          Any work performed at the demised premises by an outside contractor must be performed with the prior written consent of the Landlord as well as proper advance notice to the Landlord as to the scheduling of any such work. Certificate of Insurance must be submitted to the office of the Landlord prior to commencement of any work at the demised premises. The Certificate of Insurance must set forth GCS Realty Co., Inc. d/b/a Royal Realty Company as an additional insured.

          54. All rental and additional rental shall be payable at the office of the Landlord to the Landlord's designated agent, the Business Manager, currently located at 55 East Grassy Sprain Rd., Yonkers, New York, without any set-off or deduction whatsoever.

          55. In the event that there is any dispute under the terms of this lease (other than with regard to the payment of the rent reserved), or if there is any disagreement as to its construction and effect, the parties hereto agree that the tenant shall continue to pay the full fixed rental and additional rental as hereinbefore provided without any offset or deduction whatsoever. The tenant shall, under no circumstances, have the right of offset or counterclaim with regard to the payment of fixed rent or any item of additional rent or to withhold payment of all or any part thereof, all of which shall be due and payable at once when due.

          56. Rent payments, including additional rent, are due the first of each month. If for any reason the payment is received later than the 10th of the month, then a $50 late charge must accompany payment. If the charge does not accompany the payment, then the Tenant will be deemed in arrears the following month. The late charges will be considered as additional rent. This provision shall also apply to any increase in the security as required by this lease.

          In the event that any check received for the payment of rent or additional rent due under this lease is returned by the Tenant's bank for insufficient or uncollected funds, then in that event, there shall be a charge of $20.00 for any such returned check.

          57. If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action of summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also, so long as the Tenant shall be a Tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

          58. Intentionally Deleted.

          59. Rent security will be increased and be payable on the first (1st) day of each lease year in which the rent is increased so that the rent security at all times will be equal to one months rent. Failure to pay the increase in security as provided for herein when due shall be subject to the late payment fees as provided in this lease.

          At the termination of the lease, Landlord shall be entitled to deduct from the security deposit, the Tenant's portion of the real estate taxes as provided in Paragraph 40.

          60. Tenant shall not have the right to sublet all or part of the demised premises. If the Tenant wishes to sublet the premises, the Tenant first shall notify Landlord, in writing, specifying name of the proposed subtenant, the name and character of its business, the terms, including the proposed rental charge, of proposed sublease and current information as to the financial responsibility and standing of the proposed subtenant and shall provide Landlord with such other information as it reasonably requests. If the proposed rent is greater than the base rent contained in this lease, the landlord shall be entitled to receive 50% of any excess in rent above the base rent. Tenant and the prospective sub-tenant shall execute an affidavit as to the undue rent. Any attempt to subvert this provision shall constitute a default under the terms of this lease. Provided the Tenant complies with the above requirements, the Landlord agrees not unreasonably to withhold its consent.

          61. Any claim for brokerage commission for the leasing of the premises shall be paid by the Tenant. In the event that there is any litigation pertaining to broker's commission each of the parties shall be responsible for their own legal fees and expenses in defense of any such action.

          62. The failure of the Tenants to remove their fixtures or furniture property at the termination of the term of this lease, or on Tenants otherwise vacating the premises, shall be deemed an abandonment of said property at the option of the Landlord.

          63. Landlord shall have the right to enter upon the Premises at any reasonable time for the purpose of inspecting the same, or of making repairs to the Premises, or of making repairs, alterations or additions to adjacent premises, or of showing the Premises to prospective purchasers or lenders. During the last six months of the lease term the landlord shall have the right to show the premises to prospective tenants. Use of the roof above the Premises is reserved to Landlord. Tenant shall not be allowed on the roof without Landlord's prior written consent.

          64. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demises, broom clean, in good order and condition, ordinary wear excepted.

          65. Tenant agrees that Landlord may amend, modify, delete or add new and additional reasonable rules and regulations for the demise and care of the premises, the building of which the premises are a part, provided they do not impair the right to use and occupy the premises as intended.

          66. Landlord reserves the right to promulgate rules and regulations with respect to parking area by Tenants, Tenants' employees, and Tenants' customers.

          67. The building, of which the demised premises forms a part, shall be open from 8:00 a.m. to 6:00 p.m. from Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturdays, National Holidays excepted. For the purpose of this paragraph, National Holidays shall be, New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Thanksgiving Friday, and Christmas.

          68. The Tenant shall notify the Landlord prior to moving in or moving out of the demised premises or, in the event that the Tenant expects a large delivery, which would necessitate the use of the elevator, for proper preparation of the elevator for such use. In all such events, the moving hours shall be Monday - Friday, between the hours 8:00 A.M. - 4:00 P.M. only. There shall be no moving in or moving out on weekends.

          Any damages to the elevator and/or building premises, shall be the direct responsibility of the Tenant, notwithstanding the fact that the Tenant may utilize the services of a third party and/or moving company.

          69. Tenant will not use any part of the premises for the generation, transport, storage or treatment of any hazardous or toxic materials.

          70. Tenant shall comply with any recycling program imposed by any municipalities having jurisdiction thereof.

          71. (a) If, in connection with obtaining or renewing financing for the Real Property, an institutional lender shall request modifications in this lease as a condition to such financing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications neither increase the monetary obligations of Tenant nor decrease the size of the demised premises or the services required to be provided by Landlord.

              (b)  Tenant  agrees,   within  a  reasonable   time  after   being
requested, to submit such financial information as pertaining to monthly rental and additional rent as may be reasonably required by Landlord's mortgagee(s).

          72. Tenant acknowledges that possession of the demised premises must be surrendered at the expiration or sooner termination of the term, time being of the essence. Tenant shall indemnify, defend and save Landlord harmless against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorney's fees and claims made by a successor Tenant based upon the failure or refusal of Tenant to surrender the demised premises in a timely fashion. The parties agree that the damage to Landlord resulting from failure by Tenant to surrender possession of the demised premises on a timely basis will he extremely substantial, will exceed the amount of rent payable hereunder and will be impossible of accurate measurement. Tenant shall pay Landlord, as liquidated damages for each month and for any portion of a month during which Tenant holds over in the demised premises after expiration or sooner termination of the term of this lease, a sum equal to 200% of the average rent which was payable per month under this lease during the last 3 months of the term. Such liquidated damages shall not limit Tenant's indemnification with respect to claims made by any succeeding Tenant founded upon Tenant's failure or refusal to surrender the demised premises. Nothing contained herein shall be deemed to authorize Tenant to remain in occupancy of the demised premises after the expiration or sooner termination of the term. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's rights of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

          73. Tenant shall not be permitted to maintain and operate a microwave oven or any other cooking appliances or heating appliances at the demised premises.

          74. Tenant agrees to notify Landlord, in writing, within sixty (60) days of the expiration of this lease as to whether or not Tenant intends to renegotiate a new lease with the Landlord.

          75. Upon execution of this lease by Tenant, Tenant shall remit $3,584.16 representing one (1) month security and the first month's rent.

          76. Upon execution of this lease and full payment of the first month's rent and security Landlord shall, at no cost to Tenant:

          A. Perform renovation work to the premises to include providing access to corner office and relocating three walls, per Tenant's plans, installing electrical outlets, per code and one dedicated outlet for Tenant's office equipment.

          B. Supply and install carpet and paint suite (moonstone color). The carpet shall be the same or a substantially similar color as that in dentist's office.

          C. Tenant will be permitted to access the premises as soon as renovation are completed prior to lease commencement for the purpose of phone installation and furniture delivery.

                   RENTRIDER TO LEASE DATED SEPTEMBER 5, 1997
                       BY AND BETWEEN GCS REALTY CO., INC.
                           d/b/a ROYAL REALTY COMPANY
                                as Landlord, and
                      EDUCATIONAL VIDEO CONFERENCING, Inc.
                                    as Tenant

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The annual rent shall be as follows:


From 09/01/97 to 08/31/98          at the rate of $21,504.96 per annum
                                   ($1,792.08 per month);
From 09/01/98 to 08/31/99          at the rate of $22,440.00 per annum
                                   ($1,870.00 per month);
From 09/01/99 to 08/31/00          at the rate of $23,375.04 per annum
                                   ($1,947.92 per month);
From 09/01/00 to 08/31/01          at the rate of $24,309.96 per annum
                                   ($2,025.83 per month);
From 09/01/01 to 08/31/02          at the rate of $25,245.00 per annum
                                   ($2,103.75 per month).



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